UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 2, 2013

AMERICAN MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35257	27-0855785
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1614 15th Street, Suite 300 Denver, Colorado 80202		80,202
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (720) 457-6060
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On January 2, 2013, American Midstream Partners, LP issued a press release providing an update regarding certain items that affected the fourth quarter of 2012. A copy of the press release covering such announcement and certain other matters are attached hereto as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure

On January 2, 2013, American Midstream Partners, LP issued a press release announcing a long-term agreement with Silver Oak Energy to develop midstream infrastructure in East Texas. A copy of the press release covering such announcement and certain other matters are attached hereto as Exhibit 99.2.

The information in this report, including the Exhibits attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) nor shall they be deemed incorporated by reference into any filing under the Securities Act of 1933, or the Exchange Act, except as specifically identified therein as being incorporated by reference.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
See “Index to Exhibits” attached to this Current Report on Form 8-K, which is incorporated by reference herein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Midstream Partners, LP

By: American Midstream GP, LLC,
its General Partner
Date:
January 3, 2013	By:	/s/ Daniel C. Campbell
	Name:	Daniel C. Campbell
	Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	American Midstream Partners, LP press release dated	January 2, 2013
99.2	American Midstream Partners, LP press release dated	January 2, 2013